SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

The First Years Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-7024	04-2149581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive
Avon, Massachusetts 02322-1171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 588-1220

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EX-99.1 Press Release dated November 19, 2003

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated November 19, 2003.

Item 9. Regulation FD Disclosure.

On November 19, 2003, the Registrant issued a press release to announce its quarterly dividend. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Years Inc. (Registrant)
Date: November 19, 2003	By	/s/ John R. Beals

John R. Beals, Treasurer and Senior Vice-President- Finance (Chief Financial Officer and Chief Accounting Officer)